Exhibit 10.4

CONSENT AND SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS CONSENT AND SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Consent and Amendment”) made as of this 11th day of April, 2019, by and among CARTER/VALIDUS OPERATING PARTNERSHIP, LP, a Delaware limited partnership (the “Borrower”), CARTER VALIDUS MISSION CRITICAL REIT, INC., a Maryland corporation (“REIT”), THE ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF AS SUBSIDIARY GUARANTORS (hereinafter referred to individually as a “Subsidiary Guarantor” and collectively, as “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors are sometimes hereinafter referred to individually as a “Guarantor” and collectively as “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS LISTED ON THE SIGNATURES PAGES HEREOF AS LENDERS (KeyBank and the other lenders are listed on the signatures pages hereof as Lenders, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower and KeyBank, individually and as administrative agent, and the Lenders entered into that certain Third Amended and Restated Credit Agreement dated as of February 1, 2018, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of August 13, 2018 (as amended, the “Credit Agreement”); and

WHEREAS, each of the Guarantors are a party to that certain Second Amended and Restated Unconditional Guaranty of Payment and Performance in favor of Agent and the Lenders dated as of February 1, 2018 (the “Guaranty”);

WHEREAS, Borrower and Guarantors have requested that the Agent consent to the following:

(a)

to the execution and delivery of that certain Agreement and Plan of Merger dated April 11, 2019, by and among Borrower, REIT, Carter Validus Operating Partnership II, LP, a Delaware limited partnership, Carter Validus Mission Critical REIT II, Inc., a Maryland corporation and Lightning Merger Sub, LLC, a Maryland limited liability company, a copy of which is attached hereto as Exhibit “A” (the “Merger Agreement”); and

(b)

to the execution and delivery of that certain Amendment to REIT I Operating Partnership Agreement, a copy of which is attached as Exhibit B to the Merger Agreement (the “Amendment to Borrower Partnership Agreement”), which Amendment to Borrower Partnership Agreement amends the existing limited partnership agreement of Borrower effective as of the consummation of the merger contemplated by the Merger Agreement; and

WHEREAS, Borrower and Guarantors have also requested that the Agent and the Lenders make certain modifications to the Credit Agreement; and

WHEREAS, the Agent and the Majority Lenders have agreed to the requested consents and modifications, subject to the execution and delivery of this Consent and Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.    Definitions. All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2.    Consents and Agreements. (a) The Agent hereby consents to the execution and delivery, but not the consummation of, the Merger Agreement. Borrower acknowledges and agrees that upon the consummation of the transaction contemplated pursuant to the Merger Agreement, all of the Obligations are due and payable, all Commitments shall terminate and the Lenders shall be relieved of all obligations to make Loans or issue Letters of Credit to the Borrower.

(b)    The Agent hereby consents to the execution and delivery of the Amendment to Borrower Partnership Agreement.

3.    Modification of the Credit Agreement. The Agent, the Lenders and the Borrower hereby amend the Credit Agreement by deleting §8.7 of the Credit Agreement in its entirety, and inserting in lieu thereof the following:

“§8.7 Distributions.

(a)    The Borrower shall not pay any Distribution to the partners, members or other owners of the Borrower, and REIT shall not pay any Distribution to its partners, members or other owners, if such Distribution by Borrower or REIT:

(i)    for each calendar quarter in 2019 and the first calendar quarter of 2020, is in excess of a rate equal to the daily rate of $0.000876713 per share of the REIT (which equates to $0.32 per annum per share of the REIT on an annualized basis); and

(ii)    for the second calendar quarter in 2020, is in excess, when added to the amount of all other Distributions paid in such calendar quarter annualized, of ninety-five percent (95%) of such Person’s Funds from Operations for the period of the fourth calendar quarter in 2019 and the first calendar quarter in 2020, annualized.

(b)    Notwithstanding the foregoing, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, including a Default or an Event of Default related to any financial covenant set forth in this Agreement, the Borrower and REIT may make Distributions to allow REIT to make payments for share repurchase programs in connection with the listing of REIT on NASDAQ, the New York Stock Exchange or another nationally recognized exchange, provided that such payments shall be made within ninety (90) days of such listing and shall not exceed $100,000,000.00 and such Distributions shall be excluded from the limitations contained in §8.7(a).

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(c)    If a Default or Event of Default shall have occurred and be continuing, the Borrower shall make no Distributions, and REIT shall not pay any Distribution to its partners, members or other owners, other than Distributions in an amount equal to the minimum distributions required under the Code to maintain the REIT Status of REIT, as evidenced by a certification of the principal financial or accounting officer of REIT containing calculations in detail reasonably satisfactory in form and substance to the Agent.

(d)    Notwithstanding the foregoing, at any time when an Event of Default under §12.1(a) or (b) shall have occurred, an Event of Default as to Borrower or REIT under §12.1(g), (h) or (i) shall have occurred, or the maturity of the Obligations has been accelerated, neither the Borrower nor REIT shall make any Distributions whatsoever, directly or indirectly.”

4.    References to Credit Agreement. All references in the Loan Documents to the Credit Agreement amended in connection with this Consent and Amendment shall be deemed a reference to the Credit Agreement as modified and amended herein.

5.    Consent of Borrower and Guarantors. By execution of this Consent and Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Credit Agreement, as modified and amended herein, and the other Loan Documents, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.

6.    Representations. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

(a)    Authorization. The execution, delivery and performance of this Consent and Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.

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(b)    Enforceability. The execution and delivery of this Consent and Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c)    Approvals. The execution, delivery and performance of this Consent and Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

(d)    Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.

7.    No Default. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Consent and Amendment, and that no Default or Event of Default has occurred and is continuing.

8.    Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Lenders, or any past or present officers, agents or employees of Agent or any of the Lenders, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

9.    Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement, the Guaranty and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement, the Guaranty and other Loan Documents as modified and amended herein and therein. Guarantors hereby consent to the terms of this Consent and Amendment and ratify the Guaranty. Nothing in this Consent and Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty). This Consent and Amendment shall constitute a Loan Document.

10.    Counterparts. This Consent and Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

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11.    Miscellaneous. THIS CONSENT AND AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Consent and Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

12.    Effective Date. The obligations of the undersigned parties under Section 2 and 3 of this Consent and Amendment shall be deemed effective and in full force and effect (the “Effective Date”) only upon confirmation by the Agent of the satisfaction of the following conditions:

(a)    the execution and delivery of this Consent and Amendment by Borrower, Guarantors, Agent and the Majority Lenders; and

(b)    if required by Agent, that the Borrower shall pay contemporaneously with the Effective Date all fees (including legal fees) due and payable with respect to this Consent and Amendment.

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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER:

CARTER/VALIDUS OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT, Inc.,
a Maryland corporation, its general partner

	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer

(CORPORATE SEAL)

REIT:

CARTER VALIDUS MISSION CRITICAL REIT, INC., a Maryland corporation

By:	/s/ Todd M. Sakow
Name:	Todd M. Sakow
Title:	Chief Financial Officer

(CORPORATE SEAL)

KeyBank/CV Reit I: Signature Page to Consent and Second Amendment to

Third Amended and Restated Credit Agreement

SUBSIDIARY GUARANTORS:

HC-2501 W WILLIAM CANNON DR, LLC

HC-8451 PEARL STREET, LLC

HC-3873 N. PARKVIEW DRIVE, LLC

HC-2257 KARISA DRIVE, LLC

HC-239 S. MOUNTAIN BOULEVARD MANAGEMENT, LLC

HC-1940 TOWN PARK BOULEVARD, LLC

HC-1946 TOWN PARK BOULEVARD, LLC

HC-17322 RED OAK DRIVE, LLC

HC-10323 STATE HIGHWAY 151, LLC

HC-7502 GREENVILLE AVENUE, LLC

HC-5330L N. LOOP 1604 WEST, LLC

HC-760 OFFICE PARKWAY, LLC

HC-4499 ACUSHNET AVENUE, LLC

HC-14024 QUAIL POINTE DRIVE, LLC

HC-5101 MEDICAL DRIVE, LLC

HC-5330 N. LOOP 1604 WEST, LLC

HC-3436 MASONIC DRIVE, LLC

HC-42570 SOUTH AIRPORT ROAD, LLC

HCP-SELECT MEDICAL, LLC

HC-1101 KALISTE SALOOM ROAD, LLC, and

HC-5959 NW 7TH STREET, LLC

each a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, their sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner

		By:	/s/ Todd M. Sakow
		Name:	Todd M. Sakow
		Title:	Chief Financial Officer

(CORPORATE SEAL)

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Third Amended and Restated Credit Agreement

HC-116 EDDIE DOWLING HIGHWAY, LLC HCP-DERMATOLOGY ASSOCIATES, LLC HC-800 EAST 68TH STREET, LLC HCP-RTS, LLC, HCP-PAM WARM SPRINGS, LLC, each a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, their sole member

	By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner

		By:	/s/ Todd M. Sakow
		Name:	Todd M. Sakow
		Title:	Chief Financial Officer

(CORPORATE SEAL)

HC-239 S. MOUNTAIN BOULEVARD, LP, a Delaware limited partnership

By:	HC-239 S. Mountain Boulevard Management, LLC, a Delaware limited liability company, its sole general partner

	By:	Carter/Validus Operating Partnership, LP,
a Delaware limited partnership, its sole member

		By:	Carter Validus Mission Critical REIT,
Inc., a Maryland corporation, its General Partner

			By:	/s/ Todd M. Sakow
			Name:	Todd M. Sakow
			Title:	Chief Financial Officer

(CORPORATE SEAL)

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GREEN MEDICAL INVESTORS, LLLP, a Florida limited liability limited partnership

By:	HC-1946 Town Park Boulevard, LLC, a Delaware limited liability company, its general partner

	By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner

			By:	/s/ Todd M. Sakow
			Name:	Todd M. Sakow
			Title:	Chief Financial Officer

(CORPORATE SEAL)

GREEN WELLNESS INVESTORS, LLLP, a Florida limited liability limited partnership

By:	HC-1940 Town Park Boulevard, LLC, a Delaware limited liability company, its general partner

	By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner

			By:	/s/ Todd M. Sakow
			Name:	Todd M. Sakow
			Title:	Chief Financial Officer

(CORPORATE SEAL)

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HC-77-840 FLORA ROAD, LLC

HC-40055 BOB HOPE DRIVE, LLC

HC-5829 29 PALMS HIGHWAY, LLC

HC-8991 BRIGHTON LANE, LLC

HC-6555 CORTEZ, LLC

HC-601 REDSTONE AVENUE WEST, LLC

HC-2270 COLONIAL BLVD, LLC

HC-2234 COLONIAL BLVD, LLC

HC-1026 MAR WALT DRIVE, NW, LLC

HC-7751 BAYMEADOWS RD. E., LLC

HC-1120 LEE BOULEVARD, LLC

HC-8625 COLLIER BLVD., LLC

HC-6879 US HIGHWAY 98 WEST, LLC

HC-7850 N. UNIVERSITY DRIVE, LLC

HC-#2 PHYSICIANS PARK DR., LLC

HC-52 NORTH PECOS ROAD, LLC

HC-6160 S. FORT APACHE ROAD, LLC

HC-187 SKYLAR DRIVE, LLC

HC-860 PARKVIEW DRIVE NORTH, UNITS A&B, LLC

HC-6310 HEALTH PKWY., UNITS 100 & 200, LLC,

each a Delaware limited liability company

By:	HCP-RTS, LLC, a Delaware limited liability company, their sole member

	By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner

			By:	/s/ Todd M. Sakow
			Name:	Todd M. Sakow
			Title:	Chief Financial Officer

(CORPORATE SEAL)

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HC-20050 CRESTWOOD BLVD., LLC HC-42074 VETERANS AVENUE, LLC HC-101 JAMES COLEMAN DRIVE, LLC HC-102 MEDICAL DRIVE, LLC, and HC-1445 HANZ DRIVE, LLC, each a Delaware limited liability company

By:	HCP-PAM WARM SPRINGS, LLC, a Delaware limited liability company, their sole member

	By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner

			By:	/s/ Todd M. Sakow
			Name:	Todd M. Sakow
			Title:	Chief Financial Officer

(CORPORATE SEAL)

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Third Amended and Restated Credit Agreement

AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By: /s/ Kristin Centracchio

Name:	Kristin Centracchio
Title:	Vice President

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CAPITAL ONE, NATIONAL ASSOCIATION, individually and as Documentation Agent

By: /s/ Alicia Cook
Name: Alicia Cook
Title: Authorized Signatory

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SUNTRUST BANK, individually and as Co-Syndication Agent

By: /s/ Danny Stover
Name: Danny Stover
Title: Senior Vice President

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Third Amended and Restated Credit Agreement

CITIZENS BANK, NATIONAL ASSOCIATION, individually and as Documentation Agent

By:
Name:
Title:

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SYNOVUS BANK, individually and as Documentation Agent

By: /s/ David W. Bowman
Name: David W. Bowman
Title: Director

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Third Amended and Restated Credit Agreement

CADENCE BANK, N.A., individually and as Documentation Agent

By: /s/ Donald G. Preston

Name:	Donald G. Preston
Title:	Senior Vice President

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Third Amended and Restated Credit Agreement

TEXAS CAPITAL BANK, N.A., individually and as Documentation Agent

By: /s/ Brett Walker
Name: Brett Walker
Title: Senior Vice President

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Third Amended and Restated Credit Agreement

FIFTH THIRD BANK, an Ohio corporation

By: /s/ Mark Patterson
Name: Mark Patterson
Title: Director

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Third Amended and Restated Credit Agreement

EASTERN BANK

By:
Name:
Title:

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Third Amended and Restated Credit Agreement

UNITED COMMUNITY BANK

By:
Name:
Title:

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Third Amended and Restated Credit Agreement

HANCOCK WHITNEY BANK

By: /s/ Cynthia LaMendola
Name: Cynthia LaMendola
Title: Vice President

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Third Amended and Restated Credit Agreement

WOODFOREST NATIONAL BANK

By:
Name:
Title:

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Third Amended and Restated Credit Agreement

RENASANT BANK

By:
Name:
Title:

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KeyBank/CV Reit I: Signature Page to Consent and Second Amendment to

Third Amended and Restated Credit Agreement

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. SILICON VALLEY BRANCH

By:
Name: Nlan Tyz Yeh
Title: V.P. & G.M.

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Third Amended and Restated Credit Agreement

AMERICAN MOMENTUM BANK

By:
Name:
Title:

KeyBank/CV Reit I: Signature Page to Consent and Second Amendment to

Third Amended and Restated Credit Agreement

Exhibit “A”

Form of Merger Agreement